UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2004

AMERICAN DENTAL PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23363	04-3297858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Edgewater Drive, Suite 285

Wakefield, Massachusetts, 01880

(Address of principal executive offices, Zip Code)

(781) 224-0880

(781) 224-4216 (fax)

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective September 30, 2004, Dr. Gregory T. Swenson (“Dr. Swenson”) has resigned as a member of the Board of Directors of American Dental Partners, Inc. (the “Company”).

Item 7.01. Regulation FD Disclosure.

Effective September 30, 2004, Dr. Swenson has resigned as a member of the Company’s Board of Directors. Filed herewith as Exhibit 99.1 is the Company’s press release regarding Dr. Swenson’s resignation.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	Description
99.1	Press release dated October 5, 2004, regarding Dr. Swenson’s resignation from the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN DENTAL PARTNERS, INC.

October 5, 2004	/s/ Breht T. Feigh
Breht T. Feigh
Executive Vice President,
Chief Financial Officer and Treasurer (principal financial officer)

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated October 5, 2004, regarding Dr. Swenson’s resignation from the Company’s Board of Directors.